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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                January 18, 2001
                                                                ----------------




                        ALLIANCE CAPITAL MANAGEMENT L.P.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     000-29961          13-4064930
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(State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


1345 Avenue of the Americas, New York, New York                         10105
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code                  212-969-1000
                                                                    ------------


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  Not applicable.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired

                           None.

                  (b)      Pro Forma Financial Information

                           None.


                  (c)      Exhibits

                           99.5     Pursuant to Regulation FD, Alliance
                                    Capital Management L.P. is furnishing
                                    its letter to Unitholders distributed
                                    on January 18, 2001.

Item 8.  CHANGE IN FISCAL YEAR.

                  Not applicable.

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Item 9.  REGULATION FD DISCLOSURE.

                  Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing a letter to Unitholders distributed on January 18, 2001. The letter is attached hereto as Exhibit 99.5.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: January 18, 2001                    By:      Alliance Capital Management
                                                    Corporation, General Partner


                                           By:      /s/ Robert H. Joseph, Jr.
                                                    --------------------------
                                                    Robert H. Joseph, Jr.
                                                    Senior Vice President and
                                                    Chief Financial Officer